SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE

ACT OF 1934

Date of Report (Date of earliest event reported): November 23, 2010

DYCOM INDUSTRIES, INC.
(Exact name of Registrant as specified in its charter)

Florida	001-10613	59-1277135
(State or other jurisdiction) of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

11770 U.S. Highway One, Suite 101

Palm Beach Gardens, Florida 33408

(Address of principal executive offices) (Zip Code)

(561) 627-7171

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.02 Results of Operations and Financial Condition.

On November 23, 2010, the Company hosted a previously announced webcast/conference call and slide presentation in connection with the Company's fiscal 2011 first quarter results. As noted in the Company's November 16, 2010 press release announcing the webcast/conference call and slide presentation, a replay of the live webcast and the slide presentation will be available at http://www.dycomind.com until Thursday, December 23, 2010. A copy of the transcript and slides used in the webcast/conference call are furnished as Exhibit 99.1 and 99.2 to this report on Form 8-K and is incorporated herein by reference.

The slide presentation includes certain Non-GAAP items. These Non-GAAP items are reconciled to the comparable GAAP measures in the GAAP reconciliation schedules provided in the slide presentation. The Company believes these Non-GAAP financial measures are useful to investors because it allows for a more direct comparison of the Company’s performance for the period with the Company’s performance in the comparable prior-year period.

The information in the preceding paragraphs, as well as Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On November 23, 2010, the Company hosted a previously announced webcast/conference call and slide presentation in connection with the Company's fiscal 2011 first quarter results. As noted in the Company's November 16, 2010 press release announcing the webcast/conference call and slide presentation, a replay of the live webcast and the slide presentation will be available at http://www.dycomind.com until Thursday, December 23, 2010. A copy of the transcript and slides used in the webcast/conference call are furnished as Exhibit 99.1 and 99.2 to this report on Form 8-K and is incorporated herein by reference.

The slide presentation includes certain Non-GAAP items. These Non-GAAP items are reconciled to the comparable GAAP measures in the GAAP reconciliation schedules provided in the slide presentation. The Company believes these Non-GAAP financial measures are useful to investors because it allows for a more direct comparison of the Company’s performance for the period with the Company’s performance in the comparable prior-year period.

The information in the preceding paragraphs, as well as Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Current Report on Form 8-K.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act. Such statements include, but are not limited to, the Company’s expectations for revenues, margins and backlog. These statements are based on management’s current expectations, estimates and projections. Forward-looking statements are subject to risks and uncertainties that may cause actual results in the future to differ materially from the results projected or implied in any forward-looking statements contained in this press release. Such risks and uncertainties include: business and economic conditions in the telecommunications industry affecting our customers, the adequacy of our insurance and other reserves and allowances for doubtful accounts, whether the carrying value of our assets may be impaired, the future impact of any acquisitions, the anticipated outcome of other contingent events, including litigation, liquidity needs and the availability of financing, as well as other risks detailed in the Company’s other filings with the Securities and Exchange Commission. These filings are available on a web site maintained by the Securities and Exchange Commission at http://www.sec.gov. The Company does not undertake to update forward looking statements except as required by law.

Item 9.01 Financial Statement and Exhibits.

99.1	Transcript of Dycom Industries, Inc. webcast and conference call to review its fiscal 2011 first quarter results, which took place November 23, 2010.

99.2	Slide presentation relating to the webcast and conference call held to review the Company’s fiscal 2011 first quarter results, which took place on November 23, 2010.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 24, 2010

DYCOM INDUSTRIES, INC. (Registrant)
By:	/s/ H. Andrew DeFerrari
	Name:	H. Andrew DeFerrari
	Title:	Senior Vice President and Chief Financial Officer